                                                         Exhibit 24


                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _30th_ day of _Jan.______, 1996.



                                   __H. L. Fuller________________
                                   (signature)



                                   __H. L. Fuller________________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the ___1___ day of _February_, 1996.



                                   __W. G. Lowrie________________
                                   (signature)



                                   __W. G. Lowrie________________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _31st__ day of _January_, 1996.



                                   __John L. Carl  _____________
                                   (signature)



                                   __John L. Carl_______________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _31st__ day of _January_, 1996.



                                   __John R. Reid_______________
                                   (signature)



                                   __John R. Reid  _____________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _1st__ day of _February_, 1996.



                                   __Donald R. Beall_____________
                                   (signature)



                                   __Donald R. Beall_____________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _27th__ day of _February_, 1996.



                                   __Ruth Block  ________________
                                   (signature)



                                   __Ruth Block  ________________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _2nd__ day of _February_, 1996.



                                   __John H. Bryan_______________
                                   (signature)



                                   __John H. Bryan_______________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _2nd__ day of _February_, 1996.



                                   __Erroll B. Davis Jr._________
                                   (signature)



                                   __Erroll B. Davis Jr._________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the __22__ day of _February_____, 1996.



                                   __Richard Ferris______________
                                   (signature)



                                   __Richard Ferris______________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _12th__ day of _February_, 1996.



                                   __F. A. Maljers_______________
                                   (signature)



                                   __F. A. Maljers_______________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _______ day of _Feb. 6_, 1996.



                                   __Robert H. Malott____________
                                   (signature)



                                   __Robert Malott_______________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the __2__ day of _Feb._, 1996.



                                   __Walter E. Massey____________
                                   (signature)



                                   __Walter E. Massey____________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _2nd__ day of _February_, 1996.



                                   __Martha R. Seger_____________
                                   (signature)



                                   __Martha R. Seger_____________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _13th__ day of _February_, 1996.



                                   __Michael Wilson______________
                                   (signature)



                                   __Michael Wilson______________
                                   (print name)

                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, W. G. Lowrie and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635, 33-22897, and 33-63811 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney on the _27th__ day of _February_, 1996.



                                   __Richard D. Wood_____________
                                   (signature)



                                   __Richard D. Wood_____________
                                   (print name)